SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2020

ORGANIC AGRICULTURAL COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-226810	82-5442097
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

6th Floor A, Chuangxin Yilu, No. 2305, Technology Chuangxincheng, Gaoxin Jishu Chanye Technology Development District, Harbin City. Heilongjiang Province, China 150090
(Address of principal executive offices) (Zip Code)

86 (0451) 5862-8171
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Amendment No. 1

This amendment to the Current Report on Form 8-K is being filed for the purpose of including the Unaudited Pro Forma Consolidated Financial Information. No other changes to the original filing have been made.

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Disposition of Assets

On April 24, 2020 the Registrant’s subsidiary, Heilongjiang Tianci Liangtian Agricultural Technology Development Co., Ltd. (“Tianci”) entered into an Equity Transfer Agreement providing for the transfer to Lou Zhengui of Tianci’s 51% interest in the equity of Baoqing County Lvxin Paddy Rice Plant Specialized Cooperative (“Lvxin”). The Agreement transferred the equity to Lou Zhengui as of April 30, 2020. Tianci retained responsibility for the liabilities incurred by Lvxin prior to April 30, 2020, including a debt of 257,731 Renminbi (approx. US$36,380) owed by Lvxin to Heilongjiang Yuxingqi Technology Development Co., Ltd., which is a subsidiary of Tianci. Tianci also waived a debt of 3,672,002 Renminbi (approx. US$518,321) owed by Lvxin to Tianci.

In exchange for the 51% interest in Lvxin, Lou Zhengui assumed the obligation to satisfy a debt of 300,000 Renminbi (approx. US$42,350) owed by Tianci to Hao Shuping, a member of the Registrant’s Board of Directors. Lou Zhengui also guaranteed that he would cause Lvxin to continue to sell paddy rice to Tianci at market prices preferentially.

The business of Lvxin is growing paddy rice. The divestment of Lvxin by Tianci will enable Tianci to focus on its other business: processing and marketing food stuffs.

Item 9.01	Financial Statements and Exhibits

Financial Statements

Unaudited Pro Forma Consolidated Financial Information

Exhibits

10-a	Equity Transfer Agreement of Baoqing County Lvxin Paddy Rice Plant Specialized Cooperative dated April 24, 2020 - filed as exhibit to the original Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC AGRICULTURAL COMPANY LIMITED

Dated: August 19 , 2020	By:	/s/ Xun Jianjun
Xun Jianjun
Chief Executive Officer

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UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Divestment of Lvxin

On April 30, 2020 (the “Distribution Date”), Organic Agricultural Company Limited (the “Company” or “Organic Agricultural”) completed the divestment of its subsidiary Baoqing County Lvxin Paddy Rice Plant Specialized Cooperative (“Lvxin”), as its subsidiary Heilongjiang Tianci Liangtian Agricultural Technology Development Company Limited (“Tianci Liangtian”) transferred its 51% equity interest in Lvxin to Lou Zhengui, the representative of the minority shareholders in Lvxin. Tianci Liangtian retained responsibility for the liabilities incurred by Lvxin prior to April 30, 2020, including debt of 257,731 RMB (approx. US$36,380) owed by Lvxin to Yuxingqi, which is a subsidiary of Tianci Liangtian. Tianci Liangtian also waived a debt of 3,672,002 RMB (approx. US$518,321) owed by Lvxin to Tianci Liangtian. In exchange for the 51% interest in Lvxin, Lou Zhengui assumed debt of 300,000 Renminbi (approx. US$42,350) owed by Tianci Liangtian to Hao Shuping, a member of the Company’s Board of Directors.

After the Distribution Date, the Company does not beneficially own any shares of common stock of Lvxin and will no longer consolidate Lvxin with its financial results. Beginning in the first quarter of fiscal year 2021, Lvxin’s historical financial results for periods prior to the Distribution Date will be reflected in the Company’s consolidated financial statements as a discontinued operation (the “Lvxin Discontinued Operations”).

Unaudited Pro Forma Consolidated Financial Information

The following unaudited Pro Forma Consolidated Statements of Operations of the Company for the years ended March 31, 2020 and , 2019, and 2018 are presented as if the divestment had occurred as of April 1, 2017 in that they reflect the reclassification of Lvxin as a Discontinued Operation for all periods presented. The following unaudited Pro Forma Condensed Consolidated Balance Sheets of the Company as of March 31, 2020 is presented as if the divestment occurred on March 31, 2020.

The unaudited Pro Forma Consolidated Financial Statements are presented based on information currently available including certain assumptions and estimates. They are intended for informational purposes only, and do not purport to represent what the Company’s financial position and operating results would have been had the divestment and related events occurred on the dates indicated above, or to project the Company’s financial position or results of operations for any future date or period. Furthermore, they do not reflect all actions that may be undertaken by the Company after the divestment and disposition of Lvxin.

The unaudited Pro Forma Consolidated Financial Statements and the accompanying notes should be read in conjunction with:

●	The audited Consolidated Financial Statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020; and

●	The audited Consolidated Financial Statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019.

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In the enclosed unaudited Pro Forma Consolidated Statements of Income and unaudited Pro Forma Condensed Consolidated Balance Sheets, the amounts reflected in the columns presented are described below:

Historical Organic Agricultural

This column reflects the Company’s historical financial statements for the periods presented and does not reflect any adjustments related to the divestment and related events. The historical Organic Agricultural Consolidated Balance Sheet as of March 31, 2020 and the Consolidated Statement of Income for the year ended March 31, 2020 were derived from the Company’s audited Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended March 31, 2020. The historical Organic Agricultural Consolidated Statements of Operations for each of the years ended March 31, 2019 and 2018, were derived from the Company’s audited Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended March 31, 2019.

Lvxin Discontinued Operations

The unaudited pro forma financial information related to the Lvxin Discontinued Operations has been prepared in accordance with the discontinued operations guidance in Accounting Standards Codification 205, “Financial Statement Presentation” and therefore does not reflect what the Company’s or Lvxin’s results of operations would have been on a stand-alone basis and are not necessarily indicative of the Company’s or Lvxin’s future results of operations. Discontinued Operations do not include any allocation of general corporate overhead expenses of the Company to Lvxin. The information in the Lvxin Discontinued Operations column in the unaudited Pro Forma Consolidated Statements of Income was prepared based on the Company’s annual audited financial statements and only include costs that are directly attributable to the operating results of Lvxin.

The Company believes that the adjustments included within the Lvxin Discontinued Operations column of the unaudited Pro Forma Consolidated Financial Statements are consistent with the guidance for discontinued operations in accordance with U.S. GAAP. The Company’s current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes the accounting for the discontinued operations to be reported in the Annual Report on Form 10-K for the year ending March 31, 2021.

The Company expects to recognize a loss estimated to be approximately $941,819 in connection with the consummation of the Transaction. This loss has not been reflected in the unaudited pro forma condensed consolidated statements of income. The loss on the Transaction will be presented as a component of income (loss) from discontinued operations during the quarter ended June 30, 2020 in the Company’s consolidated financial statements.

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Pro Forma Adjustments

The information in the “Pro Forma Adjustments” columns in the unaudited Pro Forma Consolidated Statements of Income and the unaudited Pro Forma Condensed Consolidated Balance Sheets reflect additional pro forma adjustments which are further described in the accompanying notes. The Pro Forma Adjustments are based on available information and assumptions that the Company’s management believes are reasonable, that reflect the impact of events directly attributable to the divestment that are factually supportable, and for purposes of the Pro Forma Statements of Income, are expected to have a continuing impact on the Company. The Pro Forma Adjustments do not reflect future events that may occur after the divestment.

Organic Agricultural Company Limited

Pro Forma Consolidated Statements of Operations (Unaudited)

Year Ended March 31, 2020

(EXPRESSED IN U.S. DOLLARS)

	Historical Organic Agricultural	Lvxin Discontinued Operations	Pro Forma Adjustments		Pro Forma Organic Agricultural Continuing Operations
Revenue	$1,011,708	$(774,232)	$19,523	(A)	$256,999
Cost of sales	902,269	(717,155)	15,159	(A)	200,273
Gross profit	109,439	(57,077)	4,364		56,726

Operating costs and expenses:
General and administrative expenses	508,382	(499)	-		507,883
Selling and marketing expenses	49,611	-	-		49,611
Total operating costs and expenses	557,993	(499)	-		557,494
Operating (loss)	(448,554)	(56,578)	4,364		(500,768)

Other income (loss)	1,952	(435)	-		1,517
(Loss) before provision for income taxes	(446,602)	(57,013)	4,364		(499,251)
Provision for income taxes	-	-	-		-
Net loss	(446,602)	(57,013)	4,364		(499,251)
Less: Net income attributable to non-controlling interests	27,936	(27,936)	-		-
Net (loss) attributable to common shareholders	$(474,538)	$(29,077)	$4,364		$(499,251)
Basic and diluted net (loss) per common share	(0.04)	-	-		(0.04)
Weighted average number of shares outstanding- basic and diluted	11,414,862	-	-		11,414,862

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Organic Agricultural Company Limited

Pro Forma Consolidated Statements of Operations (Unaudited)

Year Ended March 31, 2019

(EXPRESSED IN U.S. DOLLARS)

	Historical Organic Agricultural	Lvxin Discontinued Operations	Pro Forma Adjustments		Pro Forma Organic Agricultural Continuing Operations
Revenue	$1,123,313	$(987,247)	$180,045	(A)	$316,111
Cost of sales	911,092	(781,581)	92,322	(A)	221,833
Gross profit	212,221	(205,666)	87,723		94,278

Operating costs and expenses:
General and administrative expenses	973,087	(47,043)	-		926,044
Selling and marketing expenses	67,134	-	-		67,134
Total operating costs and expenses	1,040,221	(47,043)	-		993,178
Operating (loss)	(828,000)	(158,623)	87,723		(898,900)

Other income (loss)	3,442	(3,289)	-		153
(Loss) before provision for income taxes	(824,558)	(161,912)	87,723		(898,747)
Provision for income taxes	-	-			-
Net loss	(824,558)	(161,912)	87,723		(898,747)
Less: Net income attributable to non-controlling interests	79,337	(79,337)	-		-
Net (loss) attributable to common shareholders	$(903,895)	$(82,575)	$87,723		$(898,747)
Basic and diluted net (loss) per common share	$(0.08)	-	-		$(0.08)
Weighted average number of shares outstanding- basic and diluted	11,006,610	-	-		11,006,610

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Organic Agricultural Company Limited

Pro Forma Consolidated Statements of Operations (Unaudited)

Year Ended March 31, 2018

(EXPRESSED IN U.S. DOLLARS)

	Historical Organic Agricultural	Lvxin Discontinued Operations	Pro Forma Adjustments	Pro Forma Organic Agricultural Continuing Operations
Revenue	$378,899	$(378,899)	$-	$-
Cost of sales	225,143	(225,143)	-	-
Gross profit	153,756	(153,756)	-	-

Operating costs and expenses:
General and administrative expenses	138,574	(27,233)	-	111,341
Selling and marketing expenses	-	-	-	-
Total operating costs and expenses	138,574	(27,233)	-	111,341
Operating (loss)	15,182	(126,523)	-	(111,341)

Other income (loss)	133	(1)	-	132
(Loss) before provision for income taxes	15,315	(126,524)	-	(111,209)
Provision for income taxes	-	-	-	-
Net loss	15,315	(126,524)	-	(111,209)
Less: Net income attributable to non-controlling interests	61,997	(61,997)	-	-
Net (loss) attributable to common shareholders	$(46,682)	$(64,527)	$-	$(111,209)
Basic and diluted (loss) per share	(0.00)	-	-	(0.01)
Weighted average number of shares outstanding- basic and diluted	10,000,000	-	-	10,000,000

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Organic Agricultural Company Limited

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

As of March 31, 2020

(EXPRESSED IN U.S. DOLLARS)

	Historical Organic Agricultural	Lvxin Discontinued Operations	Pro Forma Adjustments		Pro Forma Organic Agricultural Continuing Operations
Assets
Cash and cash equivalents	$242,174	$(1,340)	$-		$240,834
Accounts receivable	5,212	-	-		5,212
Inventories	613,695	(649,172)	92,087	(B)	56,610
Other receivables	13,105	-	-		13,105
Prepaid expenses	48,789	-	-		48,789
Total current assets	922,975	(650,512)	92,087		364,550

Property, plant and equipment, net	4,498	-	-		4,498
Operating lease right-of-use assets	2,007,274	(1,981,547)	-		25,727
Total assets	$2,934,747	$(2,632,059)	$92,087		$394,775

Liabilities and shareholders’ equity
Accounts payable and accrued expenses	$69,437	$-	$-		$69,437
Customer deposits	88,131	-	-		88,131
Due to related parties	121,434	(591,445)	554,299	(B)	84,288
Operating lease liabilities (current)	316,889	(298,259)	-		18,630
Other payables	8,411	-	-		8,411
Total current liabilities	604,302	(889,704)	554,299		268,897
Operating lease liabilities (non-current)	1,424,600	(1,424,600)	-		-
Total liabilities	2,028,902	(2,314,304)	554,299		268,897

Shareholders’ equity
Common Stock	11,694	-	-		11,694
Additional paid-in capital	2,612,954	(544,162)	-		2,068,792
(Deficit)	(1,752,671)	240,321	(462,212)	(A),(B)	(1,974,562)
Other comprehensive income (loss)	9,891	10,063	-		19,954
Total shareholders’ equity of the Company	881,868	(293,778)	(462,212)		125,878
Non-controlling interest	23,977	(23,977)	-		-
Total shareholders’ equity	905,845	(317,755)	(462,212)		125,878
Total liabilities and shareholders’ equity	$2,934,747	$(2,632,059)	$92,087		$394,775

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NOTES TO PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited Pro Forma Consolidated Statements of Operations for the year ended March 31, 2020, 2019 and 2018 and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2020, include the following pro forma adjustments:

(A)	Reflects adjustments for intercompany transactions between the Company’s historical segments, Passive Safety and Lvxin, which will no longer be eliminated in consolidation subsequent to the divestment.

(B)	Considering the following that occurred subsequent to March 31, 2020:

(1)	Tianci Liangtian retained responsibility for the liabilities incurred by Lvxin, including debt of 257,731 RMB (approx. US$36,380) owed by Lvxin to Yuxingqi, which is a subsidiary of Tianci Liangtian. Tianci Liangtian also waived debt of 3,672,002 RMB (approx. US$518,321) owed by Lvxin to Tianci Liangtian.

(2)	In exchange for the 51% interest in Lvxin, Lou Zhengui assumed the obligation for debt of 300,000 Renminbi (approx. US$42,350) owed by Tianci Liangtian to Hao Shuping, a member of the Company’s Board of Directors.

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